UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6290

Legg Mason Partners World Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

APRIL 30, 2006

Legg Mason Partners Inflation Management Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Inflation Management Fund

Semi-Annual Report  •  April 30, 2006

What’s

Inside

Fund Objective

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)i growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

Both short- and long-term yields rose over the reporting period. During the six months ended April 30, 2006, two-year Treasury yields increased from 4.42% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.58% to 5.07%. During part of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds.

Legg Mason Partners Inflation Management Fund         I

Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned 0.56%.

The high yield market generated positive returns during the reporting period, supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry. During the six-month period ended April 30, 2006, the Citigroup High Yield Market Indexv returned 4.56%.

Emerging markets debt continued to produce solid results over the reporting period, as the JPMorgan Emerging Markets Bond Index Globalvi returned 4.85% during the six-month reporting period. A strengthening global economy, solid domestic spending and high energy and commodity prices continued to support many emerging market countries. In addition, a number of these countries have strengthened their balance sheets in recent years. These positives more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended April 30, 2006, Class A shares of the Legg Mason Partners World Funds, Inc. — Inflation Management Fund, excluding sales charges, returned -0.81%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Global Real: U.S. TIPS Indexvii, which returned -0.96% for the same period. The Lipper Treasury Inflation Protected Securities Funds Category Average1 decreased 1.09% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended April 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 115 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Inflation Management Fund

Performance Snapshot as of April 30, 2006 (excluding sales charges) (unaudited)

6 months

Inflation Management Fund — Class A Shares	-0.81%

Lehman Brothers Global Real: U.S. TIPS Index	-0.96%

Lipper Treasury Inflation Protected Securities Funds Category Average	-1.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned -1.06%, Class C shares returned -0.97% and Class O shares returned -0.94% over the six months ended April 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yield for Class A, Class B, Class C and Class O were 4.10%, 3.68%, 3.68% and 3.72%, respectively. Absent these reimbursements or waivers, the 30-Day SEC yield for Class A, Class B, Class C and Class O would have been 3.98%, 3.54%, 3.11% and 3.63%, respectively.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Prior to April 7, 2006, the Fund operated under the name Smith Barney World Funds, Inc. — Inflation Management Fund. The Fund’s investment strategy and objective have not changed.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state

Legg Mason Partners Inflation Management Fund         III

regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

May 25, 2006

IV         Legg Mason Partners Inflation Management Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: This Fund is subject to the risks associated with IPS. Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Please see the prospectus for more information on risks. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The Lehman Brothers Global Real: U.S. TIPS Index (“LBGR TIPS”) represents an unmanaged market index is made up of U.S. Treasury Inflation Linked Index securities.

Legg Mason Partners Inflation Management Fund         V

Fund at a Glance (unaudited)

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.81)%	$1,000.00	$991.90	1.15%	$5.68

Class B	(1.06)	1,000.00	989.40	1.68	8.29

Class C	(0.97)	1,000.00	990.30	1.67	8.24

Class O	(0.94)	1,000.00	990.60	1.60	7.90

(1)	For the six months ended April 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.09	1.15%	$5.76

Class B	5.00	1,000.00	1,016.46	1.68	8.40

Class C	5.00	1,000.00	1,016.51	1.67	8.35

Class O	5.00	1,000.00	1,016.86	1.60	8.00

(1)	For the six months ended April 30, 2006.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         3

Schedule of Investments (April 30, 2006) (unaudited)

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Face Amount	Security	Value

ASSET-BACKED SECURITIES — 23.7%
Home Equity — 23.7%
$500,000	ACE Securities Corp., Series 2004-OP1, Class M3, 6.209% due 4/25/34 (a)(b)	$501,266
	Aegis Asset-Backed Securities Trust:
500,000	Series 2004-5, Class M2, 6.179% due 12/25/34 (a)	505,848
99,578	Series 2004-5N, 5.000% due 12/25/34 (c)	98,812
500,000	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 6.159% due 11/25/34 (a)(b)	510,557
500,000	Amortizing Residential Collateral Trust, Series 2004-1, Class M4, 6.009% due 10/25/34 (a)(b)	511,308
176,390	Bear Stearns Asset-Backed Securities Inc., Series 2005-AC4, Class M2, 5.629% due 7/25/35 (a)	177,042
46,651	Bear Stearns Asset-Backed Securities Inc. Net Interest Margin Trust, Series 2004-HE8N, Class A1, 5.000% due 9/25/34 (c)	46,544
	Countrywide Asset-Backed Certificates:
45,851	Series 2004-11N, Class N, 5.250% due 4/25/36 (c)	45,750
500,000	Series 2004-BC4, Class M2, 5.809% due 10/25/34 (a)(b)	503,233
235,174	Long Beach Asset Holdings Corp., Series 2004-06, Class N2, 7.500% due 11/25/34 (c)	105,828
500,000	Long Beach Mortgage Loan Trust, Series 2004-06, Class M2, 6.109% due 11/25/34 (a)(b)	502,857
500,000	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M4, 5.959% due 9/25/34 (a)(b)	504,930
	Morgan Stanley Asset-Backed Securities Capital I:
500,000	Series 2004-HE9, Class M6, 6.209% due 11/25/34 (a)(b)	506,450
500,000	Series 2004-NC8, Class M4, 5.959% due 9/25/34 (a)(b)	506,769
500,000	Series 2004-OP1, Class M5, 6.009% due 11/25/34 (a)(b)	507,654
500,000	Novastar Home Equity Loan, Series 2004-4, Class M4, 6.059% due 3/25/35 (a)(b)	502,367
16,558	Option One Mortgage Loan Trust, Series 2002-02, Class M2, 6.684% due 6/25/32 (a)	16,584
500,000	Park Place Securities Inc., Series 2004-WWF1, Class M4, 6.059% due 1/25/35 (a)(b)	507,024
500,000	Residential Asset Securities Corp., Series 2004-KS10, Class M2, 6.109% due 11/25/34 (a)	507,963
	Sail Net Interest Margin Notes:
44,601	Series 2004-11A, Class A2, 4.750% due 1/27/35 (c)	44,384
367,544	Series 2004-AA, Class B, 7.500% due 10/27/34 (c)	257,281
	Sharp SP I LLC, Net Interest Margin Trust:
53,252	Series 2004-HS1N, 5.920% due 2/25/34 (c)	52,704
27,537	Series 2005-HE1N, 5.190% due 2/25/35 (c)	27,422

	TOTAL ASSET-BACKED SECURITIES (Cost — $7,597,190)	7,450,577

See Notes to Financial Statements.

4         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

CORPORATE NOTE — 1.6%
Diversified Financial Services (a)(b) — 1.6%
$500,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series G, 4.510% due 9/28/07 (Cost — $499,139)	$496,605

U.S. TREASURY INFLATION PROTECTED SECURITIES — 84.3%
	U.S. Treasury Bonds, Inflation Indexed:
2,431,088	3.000% due 7/15/12	2,534,696
1,631,826	2.000% due 1/15/16	1,578,091
8,959,510	2.375% due 1/15/25	8,854,522
876,242	3.875% due 4/15/29	1,099,958
	U.S. Treasury Notes, Inflation Indexed:
1,512,802	3.625% due 1/15/08	1,559,072
2,695,588	3.875% due 1/15/09	2,830,370
2,361,880	4.250% due 1/15/10	2,543,636
1,520,731	0.875% due 4/15/10	1,446,716
3,494,693	2.000% due 1/15/14	3,411,285
650,338	1.625% due 1/15/15	613,173

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $27,272,301)	26,471,519

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $35,368,630)	34,418,701

SHORT-TERM INVESTMENT — 0.2%
U.S. Government Agency (b)(d)(e) — 0.2%
49,000	Federal National Mortgage Association (FNMA), Discount Notes, 4.721% due 5/15/06 (Cost — $48,910)	48,910

	TOTAL INVESTMENTS — 109.8% (Cost — $35,417,540#)	34,467,611
	Liabilities in Excess of Other Assets — (9.8)%	(3,063,190)

	TOTAL NET ASSETS — 100.0%	$31,404,421

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2006.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(d)	Zero-coupon bond. Rate represents annualized yield at date of purchase.
(e)	All or portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
MASTR	— Mortgage Asset Securitization Transactions Inc.

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         5

Statement of Assets and Liabilities (April 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $35,417,540)	$34,467,611
Cash	429
Interest receivable	202,688
Receivable from broker — variation margin on open futures contracts	2,813
Receivable for Fund shares sold	334
Prepaid expenses	26,363

Total Assets	34,700,238

LIABILITIES:
Payable for securities purchased	3,154,550
Distributions payable	34,695
Payable for Fund shares repurchased	32,330
Investment management fee payable	6,336
Distribution fees payable	2,610
Accrued expenses	65,296

Total Liabilities	3,295,817

Total Net Assets	$31,404,421

NET ASSETS:
Par value (Note 6)	$2,994
Paid-in capital in excess of par value	32,219,294
Undistributed net investment income	689,844
Accumulated net realized loss on investments	(563,595)
Net unrealized depreciation on investments and futures contracts	(944,116)

Total Net Assets	$31,404,421

Shares Outstanding:
Class A	2,665,890

Class B	142,621

Class C	96,260

Class O	89,350

Net Asset Value:
Class A (and redemption price)	$10.49

Class B *	$10.49

Class C (and redemption price)	$10.50

Class O *	$10.50

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$10.70

*	Redemption price is NAV of Class B and O shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$770,761

EXPENSES:
Investment management fee (Note 2)	94,051
Distribution fees (Notes 2 and 4)	52,235
Legal fees	30,003
Shareholder reports (Note 4)	23,497
Registration fees	18,029
Transfer agent fees (Notes 2 and 4)	15,511
Audit and tax	5,783
Directors’ fees	5,135
Custody fees	4,044
Insurance	149
Miscellaneous expenses	2,439

Total Expenses	250,876
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(44,604)

Net Expenses	206,272

Net Investment Income	564,489

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(247,765)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(584,200)
Futures contracts	5,813

Change in Net Unrealized Appreciation/Depreciation	(578,387)

Net Loss on Investments and Futures Contracts	(826,152)

Decrease in Net Assets From Operations	$(261,663)

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         7

Statements of Changes in Net Assets

For the six months ended April 30, 2006 (unaudited) and the year ended October 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$564,489	$1,383,069
Net realized gain (loss)	(247,765)	71,890
Change in net unrealized appreciation/depreciation	(578,387)	(661,925)

Increase (Decrease) in Net Assets From Operations	(261,663)	793,034

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(727,828)	(859,939)
Net realized gains	(9,293)	—

Decrease in Net Assets From Distributions to Shareholders	(737,121)	(859,939)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	331,950	4,833,371
Reinvestment of distributions	521,351	580,253
Cost of shares repurchased	(4,626,336)	(11,614,058)

Decrease in Net Assets From Fund Share Transactions	(3,773,035)	(6,200,434)

Decrease in Net Assets	(4,771,819)	(6,267,339)
NET ASSETS:
Beginning of period	36,176,240	42,443,579

End of period*	$31,404,421	$36,176,240

* Includes undistributed net investment income of:	$689,844	$853,183

See Notes to Financial Statements.

8         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.81		$10.85		$10.74	$10.91	$10.82	$10.95

Income (Loss) From Operations:
Net investment income	0.18		0.38		0.22	0.25	0.31 (3)	0.38
Net realized and unrealized gain (loss)	(0.27)		(0.18)		0.15	(0.12)	0.12 (3)	0.75

Total Income (Loss) From Operations	(0.09)		0.20		0.37	0.13	0.43	1.13

Less Distributions From:
Net investment income	(0.23)		(0.24)		(0.24)	(0.24)	(0.15)	(1.20)
Net realized gains	(0.00	)(4)	—		(0.02)	—	—	—
Return of capital	—		—		—	(0.06)	(0.19)	(0.06)

Total Distributions	(0.23)		(0.24)		(0.26)	(0.30)	(0.34)	(1.26)

Net Asset Value, End of Period	$10.49		$10.81		$10.85	$10.74	$10.91	$10.82

Total Return(5)	(0.81)%		1.89%		3.52%	1.13%	4.06%	11.11%

Net Assets, End of Period (000s)	$27,960		$32,076		$35,279	$43,365	$47,842	$52,336

Ratios to Average Net Assets:
Gross expenses	1.40	%(6)	1.70%		1.41%	1.34%	1.25%	1.23%
Net expenses	1.15	(6)(7)(8)	1.24	(7)(8)	1.37 (8)	1.34	1.25	1.23
Net investment income	3.36	(6)	3.49		2.01	2.29	2.93 (3)	3.62

Portfolio Turnover Rate	37%		43%		80%	29%	29%	96%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2006 (unaudited).
(3)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 3.06%. The impact of this change to net investment income and net realized and unrealized gain was $0.02 per share. Per share information, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	Effective December 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 1.20%.
(8)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         9

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.81		$10.86		$10.77	$10.94	$10.85	$10.92

Income (Loss) From Operations:
Net investment income	0.15		0.34		0.14	0.19	0.24 (3)	0.32
Net realized and unrealized gain (loss)	(0.26)		(0.20)		0.16	(0.13)	0.12 (3)	0.75

Total Income (Loss) From Operations	(0.11)		0.14		0.30	0.06	0.36	1.07

Less Distributions From:
Net investment income	(0.21)		(0.19)		(0.19)	(0.17)	(0.08)	(1.08)
Net realized gains	(0.00	)(4)	—		(0.02)	—	—	—
Return of capital	—		—		—	(0.06)	(0.19)	(0.06)

Total Distributions	(0.21)		(0.19)		(0.21)	(0.23)	(0.27)	(1.14)

Net Asset Value, End of Period	$10.49		$10.81		$10.86	$10.77	$10.94	$10.85

Total Return(5)	(1.06)%		1.27%		2.77%	0.53%	3.43%	10.48%

Net Assets, End of Period (000s)	$1,496		$1,765		$1,517	$2,439	$2,405	$3,001

Ratios to Average Net Assets:
Gross expenses	2.12	%(6)	2.61%		2.12%	1.91%	1.88%	1.80%
Net expenses	1.68	(6)(7)(8)	1.76	(7)(8)	2.08 (8)	1.91	1.88	1.80
Net investment income	2.86	(6)	3.08		1.30	1.72	2.29 (3)	3.07

Portfolio Turnover Rate	37%		43%		80%	29%	29%	96%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2006 (unaudited).
(3)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 2.43%. The impact of this change to net investment income and net realized and unrealized gain was $0.01 per share. Per share information, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	Effective December 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares will not exceed 1.70%.
(8)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

10         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004(3)
Net Asset Value, Beginning of Period	$10.81		$10.85	$10.80

Income (Loss) From Operations:
Net investment income (loss)	0.15		0.36	(0.05)
Net realized and unrealized gain (loss)	(0.25)		(0.21)	0.11

Total Income (Loss) From Operations	(0.10)		0.15	0.06

Less Distributions From:
Net investment income	(0.21)		(0.19)	(0.00	)(4)
Net realized gains	(0.00	)(4)	—	(0.01)

Total Distributions	(0.21)		(0.19)	(0.01)

Net Asset Value, End of Period	$10.50		$10.81	$10.85

Total Return(5)	(0.97)%		1.38%	0.58%

Net Assets, End of Period (000s)	$1,010		$1,263	$5

Ratios to Average Net Assets:
Gross expenses	1.93	%(6)	2.07%	4.73	%(6)
Net expenses(7)	1.67	(6)(8)	1.70 (8)	1.73	(6)
Net investment income (loss)	2.76	(6)	3.35	(8.30	)(6)

Portfolio Turnover Rate	37%		43%	80%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2006 (unaudited).
(3)	For the period October 12, 2004 (inception date) to October 31, 2004.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(8)	Effective December 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares will not exceed 1.70%.

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         11

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class O Shares(1)	2006(2)		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.81		$10.86		$10.76	$10.94	$10.85	$10.92

Income (Loss) From Operations:
Net investment income	0.15		0.32		0.16	0.20	0.26 (3)	0.33
Net realized and unrealized gain (loss)	(0.25)		(0.17)		0.15	(0.13)	0.12 (3)	0.76

Total Income (Loss) From Operations	(0.10)		0.15		0.31	0.07	0.38	1.09

Less Distributions From:
Net investment income	(0.21)		(0.20)		(0.19)	(0.19)	(0.10)	(1.09)
Net realized gains	(0.00	)(4)	—		(0.02)	—	—	—
Return of capital	—		—		—	(0.06)	(0.19)	(0.07)

Total Distributions	(0.21)		(0.20)		(0.21)	(0.25)	(0.29)	(1.16)

Net Asset Value, End of Period	$10.50		$10.81		$10.86	$10.76	$10.94	$10.85

Total Return(5)	(0.94)%		1.34%		2.96%	0.61%	3.59%	10.69%

Net Assets, End of Period (000s)	$938		$1,072		$1,969	$2,317	$2,298	$1,934

Ratios to Average Net Assets:
Gross expenses	1.90	%(6)	2.39%		1.91%	1.85%	1.69%	1.69%
Net expenses	1.60	(6)(7)(8)	1.71	(7)(8)	1.86 (7)	1.85	1.69	1.69
Net investment income	2.90	(6)	2.91		1.51	1.78	2.48 (3)	3.14

Portfolio Turnover Rate	37%		43%		80%	29%	29%	96%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2006 (unaudited).
(3)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 2.62%. The impact of this change to net investment income and net realized and unrealized gain was $0.02 per share. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(8)	Effective December 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class O shares will not exceed 1.65%.

See Notes to Financial Statements.

12         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Inflation Management Fund (formerly known as Smith Barney Inflation Management Fund) (the “Fund) is a separate non-diversified investment fund of Legg Mason Partners World Funds, Inc. (formerly known as Smith Barney World Funds, Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio to the extent permitted by its investment policies and objectives. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

14         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Prior to the Legg Mason transactions and continuing under the new investment management agreement, effective December 1, 2005, the Fund pays the Manager an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

During the six months ended April 30, 2006, the Fund’s Class A, B, C and O shares had voluntary expense limitations in place of 1.20%, 1.70%, 1.70% and 1.65% respectively. For the six months ended April 30, 2006, the Manager waived a portion of its fee amounting to $44,604. Such waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended April 30, 2006, the Fund paid transfer agent fees of $15,624 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class O shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within six months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when com -

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

bined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended April 30, 2006, LMIS, and CGM and its affiliates received sales charges of approximately $200 on sales of the Fund’s Class A shares.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$—	$12,814,899

Sales	783,410	11,981,443

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$89,357
Gross unrealized depreciation	(1,039,286)

Net unrealized depreciation	$(949,929)

At April 30, 2006, the Fund had the following open futures contracts:

Contracts to Buy:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Euro	25	12/06	$5,916,375	$5,922,188	$5,813

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

16         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended April 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$37,881	$13,139	$19,428
Class B	6,111	1,336	2,236
Class C	4,693	31	1,503
Class O	3,550	1,005	330

Total	$52,235	$15,511	$23,497

5.	Distributions to Shareholders by Class

	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Net Investment Income
Class A	$653,444	$750,889
Class B	30,934	28,111
Class C	23,881	14,996
Class O	19,569	24,171
Class Y†	—	41,772

Total	$727,828	$859,939

Net Realized Gains
Class A	$8,223	$—
Class B	455	—
Class C	339	—
Class O	276	—

Total	$9,293	$—

†	On May 24, 2005, Class Y shares were fully redeemed.

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

6.	Capital Shares

At April 30, 2006, the Company had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	15,618	$168,163	219,143	$2,390,896
Shares issued on reinvestment	42,955	460,197	48,279	525,509
Shares repurchased	(360,870)	(3,859,380)	(551,676)	(6,015,425)

Net Decrease	(302,297)	$(3,231,020)	(284,254)	$(3,099,020)

Class B
Shares sold	5,320	$56,985	89,993	$983,386
Shares issued on reinvestment	2,175	23,328	2,000	21,789
Shares repurchased	(28,130)	(302,702)	(68,503)	(745,736)

Net Increase (Decrease)	(20,635)	$(222,389)	23,490	$259,439

Class C
Shares sold	9,678	$104,703	133,498	$1,455,878
Shares issued on reinvestment	2,110	22,631	1,323	14,417
Shares repurchased	(32,302)	(342,311)	(18,460)	(201,823)

Net Increase (Decrease)	(20,514)	$(214,977)	116,361	$1,268,472

Class O
Shares sold	195	$2,099	294	$3,211
Shares issued on reinvestment	1,417	15,195	1,703	18,538
Shares repurchased	(11,396)	(121,943)	(84,249)	(916,141)

Net Decrease	(9,784)	$(104,649)	(82,252)	$(894,392)

Class Y†
Shares repurchased	—	$—	(345,507)	$(3,734,933)

Net Decrease	—	$—	(345,507)	$(3,734,933)

†	On May 24, 2005, Class Y shares were fully redeemed.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999

18         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

20         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report         21

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	1,597,850.578	57,094.242	48,349.759	33,691.000

22         Legg Mason Partners Inflation Management Fund 2006 Semi-Annual Report

Legg Mason Partners Inflation Management Fund

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA
    Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Frederick Marki

Vice President and Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Inflation Management Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01935 6/06	SR06-65

Legg Mason Partners Inflation Management Fund

The Fund is a separate investment fund of the Legg Mason Partners World Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney World Funds, Inc. — Smith Barney Inflation Management Fund name.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners World Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners World Funds, Inc.

Date:	July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners World Funds, Inc.

Date:	July 7, 2006

By:	/s/ James M. Giallanza
(James M. Giallanza)
Chief Financial Officer of
Legg Mason Partners World Funds, Inc.

Date:	July 7, 2006